UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): July 15, 2017

Sucampo Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33609	30-0520478
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

805 King Farm Blvd, Suite 550, Rockville, Maryland 20850
(Address of Principal Executive Offices) (Zip Code)

(301) 961-3400
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 15, 2017, the Board of Directors (the "Board") of Sucampo Pharmaceuticals, Inc. (the "Company") (i) voted to increase the authorized size of the Board by one, from six to seven, and (ii) appointed Dr. Karen Smith to the Board as a Class II member to fill the new vacancy on the Board and to hold office until the 2020 annual meeting of stockholders and until a successor is elected and qualified, or until her earlier resignation or removal. The Company issued a press release announcing Dr. Smith’s appointment on July 18, 2017.

Dr. Smith’s director compensation will be similar to other non-employee directors of the Company, as described under "Board of Directors Compensation" in the Company's 2017 proxy statement on Schedule 14A as filed with the Securities and Exchange Commission on April 21, 2017. On July 15, 2017, in accordance with the Company's Non-Employee Board of Directors' Compensation Plan, the Board granted Dr. Smith an option to purchase 30,000 shares of the Company's Class A common stock at an exercise price equal to the closing price of the Company's Class A common stock on the Nasdaq Global Market on that date. The shares underlying the grant will vest in 12 equal quarterly installments at the end of each successive three-month period following the date of grant, subject to Dr. Smith’s continuous service with the Company at each vesting date.

There are no arrangements or understandings between Dr. Smith and any other persons pursuant to which Dr. Smith was selected as a director. There are no transactions, or proposed transactions, during the last two years with the Company to which Dr. Smith was or is to be a party, in which Dr. Smith, or any member of her immediate family, has a direct or indirect material interest that would require disclosure under Item 404(a) of Regulation S-K. There is no familial relationship between Dr. Smith and any other director or executive officer of the Company.

Item 7.01. Regulation FD Disclosure.

On July 18, 2017, the Company issued a press release announcing Dr. Smith’s appointment. A copy of this press release is furnished herewith as Exhibit 99.1 to this Current Report.

Item 9.01. Financial Statements and Exhibits.

     (d) Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release, dated July 18, 2017, "Dr. Karen Smith Joins Sucampo's Board of Directors"

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sucampo Pharmaceuticals, Inc.

Date: July 19, 2017	By:	/s/ Alex Driggs
Alex Driggs
Acting General Counsel and Corporate Secretary